SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------

Date of report (Date of earliest event reported): October 22, 2003
   (October 21, 2003)

                            DOV Pharmaceutical, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                       000-49730               22-3374365
(State or other jurisdiction     (Commission file number)      (IRS employer
     of incorporation)                                      identification no.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of principal executive offices) (Zip code)

                                 (201) 968-0980
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

On October 22, 2003, registrant issued a press release, a copy of which is included as an exhibit to this filing.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number   Title
------   -----

10.1 Termination Agreement dated as of October 21, 2003, among Elan Corporation, PLC, Elan International Services, Ltd., Elan Pharma International Limited, DOV Pharmaceutical, Inc., DOV (Bermuda), Ltd., and Nascime Limited.

99.1     Press release dated October 22, 2003, issued by registrant

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              DOV Pharmaceutical, Inc.


Date: October 22, 2003                        /s/ Arnold Lippa
                                              ----------------
                                              Arnold Lippa
                                              Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

10.1 Termination Agreement dated as of October 21, 2003, among Elan Corporation, PLC, Elan International Services, Ltd., Elan Pharma International Limited, DOV Pharmaceutical, Inc., DOV (Bermuda), Ltd., and Nascime Limited.

99.1        Press release dated October 22, 2003, issued by registrant